EX- 99.906CERT

CERTIFICATION PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT

I, Joseph W. McInerney, President/Chief Executive Officer of NT Alpha Strategies Fund (the "Registrant"), certify that:

     1. The Registrant's periodic report on Form N-CSR for the period ended September 30, 2007 (the "Report") fully complies with the requirements of Section 15(d) of the Securities Exchange Act of 1934, as amended; and

     2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.


Date:    December 5, 2007                    /s/ Joseph W. McInerney
                                             -----------------------
                                             Joseph W. McInerney, President
                                             (Chief Executive Officer)


This certification is being furnished to the Securities and Exchange Commission pursuant to Rule 30a-2(b) under the Investment Company Act of 1940, as amended, and 18 U.S.C. Section 1350 and is not being filed as part of the report with the Commission.

                                                                  EX- 99.906CERT

CERTIFICATION PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT

I, Randal Rein, Assistant Treasurer/Chief Financial Officer of NT Alpha Strategies Fund (the "Registrant"), certify that:

     1. The Registrant's periodic report on Form N-CSR for the period ended September 30, 2007 (the "Report") fully complies with the requirements of Section 15(d) of the Securities Exchange Act of 1934, as amended; and

     2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.


Date:    December 5, 2007               /s/ Randal Rein
                                        ----------------------------------------
                                        Randal Rein, Assistant Treasurer
                                        (Chief Financial and Accounting Officer)


This certification is being furnished to the Securities and Exchange Commission pursuant to Rule 30a-2(b) under the Investment Company Act of 1940, as amended, and 18 U.S.C. Section 1350 and is not being filed as part of the report with the Commission.